UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 7, 2007

IMMUNOSYN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	_____ (Commission File Number)	20-5322896 (I.R.S. Employer Identification No.)

4225 Executive Square, Suite 260,
La Jolla, CA  92037
(Address of Principal Executive Offices and Zip Code)

(858) 200-2320
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

Immunosyn Corporation, a Delaware corporation (the “Registrant”) is furnishing as Exhibit 99.1 to this Form 8-K a copy of a presentation containing company information to be presented to brokers and certain of the Registrant’s shareholders at a meeting to be held on Wednesday, November 7, 2007.

The information contained in this Item 7.01 and the related exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth in this Item 7.01 or exhibits related to this Item 7.01 on this Form 8-K shall not be deemed an admission as to the materiality of any information in the referenced items and are being disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with, or incorporated by reference into, this Current Report.

Exhibit Number	Description

99.1	Press Release with Presentation of Immunosyn Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:    November 7, 2007

IMMUNOSYN CORPORATION
By:	/s/ Douglas McClain, Jr.
Douglas McClain, Jr. Chairman of the Board